Factsheet – December 2023 Investor Relations The Equity Group Inc. Lena Cati 212-836-9611 lcati@equityny.com Hudson Global, Inc. Jeffrey E. Eberwein CEO 203-489-9501 ir@hudsonrpo.com Business Strategy Disciplined Acquisition Strategy Coit Group October 2020 • Significantly expanded Hudson RPO’s tech presence in the US; new Hudson office in San Francisco • Established, profitable business with strong client base • Coit’s founders (Joe Belluomini and Tim Farrelly) became co- CEOs of Hudson RPO’s newly formed Technology Group • Combination of cash, shares, promissory note, and earn-out agreements Karani October 2021 • Expanded Hudson RPO’s global delivery capability by adding substantial presence in India and Philippines • Strong partnerships supporting US recruitment and staffing firms • Large and growing client base supported by over 500 employees in India and 125 in the Philippines • Expanded Hudson RPO’s expertise in technology recruitment • All current employees of Karani and its subsidiaries joined Hudson RPO, except for owner and CEO who retired • Combination of cash and promissory note Hunt & Badge August 2022 • Expanded Hudson RPO’s footprint further into the India recruitment market • Compliments Karani’s offerings with many potential synergies between the two companies • Partners with companies of all sizes, including well-known multinationals, across a variety of industries Hudson Singapore November 2023 • Has a 30-year track record of senior placements and project recruitment work • Large client base across Southeast Asia including Singapore, Malaysia, the Philippines, Vietnam, Thailand, and Indonesia • Offers Hudson RPO cross- selling services among Hudson Singapore’s diverse, blue chip client base Hudson Global at a Glance • Hudson Global, Inc. (Nasdaq: HSON) (“Hudson Global” or “the Company”) owns Hudson RPO, a pure-play Total Talent Solutions provider • Nasdaq-listed; spun-off from Monster.com in 2003 • Strong financial position: $22.0(3) million of cash and $303(4) million of usable NOL carryforwards • Stock buybacks: completed a $10 million program & initiated a new $5 million program on 8/8/23; shares outstanding reduced by approximately 12% since 12/31/18 • Owner mindset: board and management own approximately 18%(6) of total shares outstanding and expect to own more over time • Maximizing stockholder value: through internal investments in our growing, high-margin RPO business, bolt-on acquisitions, and stock buybacks (1) Adjusted EBITDA and Corporate Costs are non-GAAP measures. Reconciliations of non-GAAP measures can be found in the appendix to this presentation; (2) As of November 30, 2023. Market Capitalization defined as Shares Outstanding times Stock Price; (3) As of September 30, 2023. Cash includes $0.4m of restricted cash. Debt excludes operating lease obligations; (4) As of December 31, 2022 as disclosed in 2022 Form 10-K. NOL carryforward is for U.S. federal and state tax expense; (5) 2.8 million shares outstanding as of October 20, 2023. Does not include unissued or unvested RSUs; (6) Includes unvested share units and share units that will be issued up to 90 days after a director’s/officer’s separation from service; (7) As of September 30, 2023; (8) https://www.researchandmarkets.com/reports/5641387/recruitment-process- outsourcing-rpo-market?utm_source=CI&utm_medium=PressRelease&utm_code=rrwmxk&utm_campaign=1744226++Global+Recruitment+Process+Outsourcing+(RPO)+Market+to+Grow+ by+13.9%25+Annually+Through+2030&utm_exec=como322prd $mm, except per share amounts Stock Price(2) $15.71 Shares Outstanding(5) 2.8M Market Capitalization(2) $44.2M Cash(3) $22.0 Debt(3) $0.0 Usable NOL Carryforward(4) $303 # of Employees(7) 1,130 # of Countries 14 $mm 2019 2020 2021 2022 LTM Revenue $93.8 $101.4 $169.2 $200.9 $171.0 Adj Net Revenue $43.6 $39.1 $68.2 $99.2 $85.9 Adj EBITDA- RPO(1) $4.5 $2.9 $13.5 $20.1 $12.0 % of Adj Net Revenue 10.4% 7.5% 19.8% 20.3% 13.9% Corp Costs(1) $4.1 $3.3 $3.4 $3.7 $3.7 Adj EBITDA(1) $0.5 $(0.4) $10.0 $16.4 $8.2 Investigate Acquisition Opportunities • Expand capabilities and capacity, not just growth for growth’s sake • Deepen geographic and/or sector presence • Add new talent and skill sets • Immediately accretive • Utilize NOL Repurchase Stock • Will be opportunistic/price sensitive • Goal is to maximize long-term value per share, not just “return cash” • Balance with acquisition opportunities Grow RPO • Global RPO market expected to grow CAGR of 13.9% from 2021 to 2030(8) • Hudson RPO’s goal is to exceed market growth rate (i.e., gain share) – Superior service and delivery – Go deeper and broader with existing clients – Grow in existing markets and expand into new markets to support our clients’ needs – Add new clients then “land and expand” • Hudson RPO is investing in people and technology to accelerate its growth(2) • Leverage existing strong reputation by expanding marketing efforts Keep Overhead Expenses Low • Reduced complexity left over from legacy businesses • Both corporate and regional; no impact on revenues or growth Contact Us Americas 40% EMEA 18% APAC 42% Financial Goals Hudson Global: Significant Reduction in Corporate Costs Hudson RPO: Salaries & Related Expenses (2) Excludes non-recurring expenses. (3) Before corporate costs of Hudson Global. Americas 49% EMEA 16% APAC 35% $99.2M $68.2M $49.0M $15.9M $34.3M $27.1M $12.5M $28.6M Full Year 2022 Hudson RPO: Profit Margin Improvement $85.9M Adj. Net Revenue $1.15(1) Adj. Diluted EPS (Non-GAAP) $8.2M Adj. EBITDA (Non-GAAP) 60% 65% 70% 75% 80% 85% 90% 95% 100% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 Salaries & Related(3) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Goal 0% 5% 10% 15% 20% 25% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 RPO Adj EBITDA(2) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) 5.6 4.1 3.3 3.4 3.7 2.4 1.1 0.8 0.6 0.3 $- $5 $10 2018 2019 2020 2021 2022 Non recurring expenses Corporate costs $8.1M $5.2M $4.1M $4.0M Goal $4.1M Factsheet – December 2023 Manila, Philippines Shanghai, China Edinburgh, Scotland Tampa, Florida, US India Centers of Excellence Profitability • Grow profitability over time; turning profitable in mid-2019 was a watershed event in our Company’s history Internal Growth • Generate high returns on internal growth projects EBITDA Margin • Adjusted EBITDA margin goal of 25% of Adjusted Net Revenue at RPO level (i.e., pre Corporate Costs) vs. Q2 2023 rolling four quarters of 13.9% – Keep Corporate Costs low, even as profits from operating businesses grow – Adjusted EBITDA / Adjusted Net Revenue margins of mid-teens at the corporate level (i.e., after Corporate Costs) Maximize EPS • Maximize EPS over the long term through: – Growing revenue faster than costs, leading to increasing Adjusted EBITDA margins – Controlling overhead and other fixed costs so these costs will decline as a percentage of revenue over time – Reducing share count through opportunistic stock repurchases Financial Highlights LTM Financials Full Year 2021 Adjusted Net Revenue by Region (1) (1) Excludes cost pass-throughs of Contracting. (1) Represents diluted value